TIFF INVESTMENT PROGRAM

TIFF MULTI-ASSET FUND (“MAF”)

Supplement Dated April 1, 2026

to the Prospectus Dated April 30, 2025, as Supplemented October 1, 2025, December 20, 2025,

February 6, 2026 and February 19, 2026

This supplement provides new and additional information to the MAF Prospectus referenced above.

On March 10, 2026, the Board of Trustees of TIP (the “Board”) approved a money manager agreement between TIP, on behalf of TIFF Multi-Asset Fund (the “Fund”), and Sengu Capital Limited (“Sengu”), a new money manager for the Fund, effective April 1, 2026.

The following paragraph regarding Sengu is added under the heading “Money Managers and Their Strategies” on page 8 of the Prospectus, after the description of NewGen Asset Management Limited:

“Sengu Capital Limited manages a diversified portfolio of long positions, with a focus on Japanese equities. The manager seeks to achieve absolute return and long-term capital appreciation through long investment positions, by investing primarily in listed equity securities of companies which are incorporated in, or have material exposure to, Japan. The manager will seek to generate returns by monitoring management changes, assessing their potential effect on prospective portfolio companies and investing in liquid, mid- to large-cap companies which have undergone or will undergo management changes.”

The following paragraph regarding Sengu is added under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 18 of the Prospectus, after the description of NewGen Asset Management Limited:

“Sengu Capital Limited (Suite 2901, 29/F, The Centrium, 60 Wyndham Street Central, Hong Kong) is compensated in part based on assets and in part based on performance. The asset-based fee, calculated monthly and paid no later than the last day of the month immediately following the end of the month to which the management fee relates, is 0.60% per annum based on assets managed by Sengu as of the beginning of the month to which the management fee relates. The performance-based fee the manager may receive is 15% of the amount by which the value of the portfolio exceeds the value of a benchmark rate, determined by the rate of net returns of the Tokyo Stock Price Total Return Index (including dividends), generally calculated over 12-month periods each ending December 31. Yoshi Ohira (Founder and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Ohira founded Sengu in 2024. Prior to founding Sengu, Mr. Ohira was a Co-Founder and Chief Investment Officer at Luxence Capital. Before that, Mr. Ohira was a Partner and Senior Research Analyst at Pleiad Investment Advisors. Earlier in his career, Mr. Ohira was a Research Analyst at Turiya Capital Management Group.”

In addition, the following paragraph regarding CenterBook Partners LP (“CenterBook”) replaces the current paragraph regarding CenterBook on pages 7-8 of the Prospectus:

“CenterBook Partners LP manages a diversified portfolio of both long and short positions, with a focus on US publicly traded equities. CenterBook uses alpha signals extracted from the research and position data of a diversified group of independent, process-oriented fundamental equity managers and combines them with quantitative position sizing and risk management to achieve a diversified portfolio. CenterBook may have long exposure of up to 150% of net assets and short exposure of up to 85% of net assets, with an aggregate gross exposure limit of 220% of net assets. Actual long and short exposures will vary according to market conditions.”

Finally, the following paragraph regarding CenterBook replaces the current paragraph regarding CenterBook on page 17 of the Prospectus:

“CenterBook Partners LP (55 Railroad Avenue, Greenwich, CT 06830) is compensated in part based on assets and in part based on performance. Both the asset-based fee and the performance-based fee decrease as CenterBook’s total assets under management increase. The manager receives an asset-based fee ranging from 0.25% to 1% per year, on all assets comprising the portfolio and a performance-based fee ranging from 10% to 20% of the amount by which the value of the portfolio exceeds the value of a hurdle account, determined by reference to the Russell 3000 Index and less the asset-based fee incurred during the calculation period, calculated over 12-month periods ending December 31. David Stemerman (Co-Founder, Chief Executive Officer and Chief Investment Officer) co-founded CenterBook in 2020 and has been with the firm since that time. Prior to that, he founded and was Portfolio Manager/Managing Member of Conatus Capital, a multi-billion-dollar global long/short equity fund manager, from 2008-2017. Before founding Conatus, David was a Partner and Portfolio Manager at Lone Pine Capital. Chris White (Head of Portfolio Implementation and Risk) joined CenterBook in 2020. Prior to that, he was Head of Alpha Strategies and co-head of Quant for Graticule Asset Management Asia from 2019 through April 2020. From 2013 through 2018, he was a Partner of Nezu Asia Capital Management, where, as Head of Portfolio Construction and Risk, he was responsible for systematic implementation of fundamental alpha sources.”

Please keep this supplement for future reference.